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                           EXHIBIT 99

                    Letter of Resignation of
                         Richard R. Taft
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                        from the desk of
                        Richard R. Taft
                  -----------------------------


August 1, 1998

Andrew Tottenham,
  President and
Board of Directors
Trans World Gaming Corp.
One Penn Plaza, Suite 1503
New York, New York 10119

               Re:  My resignation

Dear Andrew and the Board:

     Please be advised that I hereby tender my resignation to you as a member of the Board of Directors of Trans World Gaming Corp. My resignation is effective as of August 1, 1998. I have enjoyed working with you and wish you and the Company the best.


                              Sincerely yours,


                              /s/ Richard R. Taft
                              Richard R. Taft
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